Summary Of Interest Costs Incurred (Detail) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Component of Other Expense, Nonoperating [Abstract]
Interest costs capitalized	$ 1,819	$ 1,462
Interest costs charged - Interest and penalty interest on bank and other borrowings	88,533	88,497
- Interest on Convertible Senior Notes, RMB-denominated US$-settled Senior Notes, Convertible Promissory Note and PRC Notes, and amortization of debt issuance costs and debt discount/premium	9,066	16,491
- Interest expense on redeemable preferred shares	0	64,211
- Interest and penalty interest on capital lease obligation	5,986	1,455
- Change of fair value of interest rate swap contracts	249	233
Sub-total	103,834	170,887
Total interest costs	$ 105,653	$ 172,349